BARRON PARTNERS LP
                           730 FIFTH AVENUE, 9TH FLOOR
                            NEW YORK, NEW YORK 10019


                                                          As of November 9, 2004

XRG, Inc.
5301 Cypress Street, Suite 111
Tampa, FL 33607

                  Re:      Promissory Note Extension
                           -------------------------

Ladies and Gentlemen:

         Reference is made to that certain Promissory Note, dated September 10, 2004 (the "Note"), with a face amount of $225,809.86, made by XRG, Inc. ("Maker") in favor of Barron Partners LP ("Holder").

         This will confirm that, as of the date hereof, the due date for repayment of Maker's obligations under the Note has been extended to March 31, 2005.

         Except to the extent expressly described above, the Note remains in full force and effect as previously executed.


                                                     Very truly yours,


                                                     BARRON PARTNERS LP


                                                     BY: _______________________
                                                     NAME: _____________________
                                                     TITLE:  ___________________

                               BARRON PARTNERS LP
                           730 FIFTH AVENUE, 9TH FLOOR
                            NEW YORK, NEW YORK 10019


                                                         As of November 30, 2004

XRG, Inc.
5301 Cypress Street, Suite 111
Tampa, FL 33607

                  Re:      Promissory Note Extension
                           -------------------------

Ladies and Gentlemen:

         Reference is made to that certain Promissory Note, dated October 1, 2004 (the "Note"), with a face amount of $166,275.00, made by XRG, Inc. ("Maker") in favor of Barron Partners LP ("Holder").

         This will confirm that, as of the date hereof, the due date for repayment of Maker's obligations under the Note has been extended to March 31, 2005.

         Except to the extent expressly described above, the Note remains in full force and effect as previously executed.

                                                     Very truly yours,


                                                     BARRON PARTNERS LP


                                                     BY: _______________________
                                                     NAME: _____________________
                                                     TITLE:  ___________________